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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K
                                CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):  July 24, 2001



                            McDONALD'S CORPORATION
            (Exact name of Registrant as specified in its Charter)



        Delaware                     1-5231                    36-2361282
(State of Incorporation)       (Commission File No.)         (IRS Employer
                                                           Identification No.)



                             One McDonald's Plaza
                           Oak Brook, Illinois 60523
                                (630) 623-3000
           (Address and Phone Number of Principal Executive Offices)
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Item 5. Other Events
--------------------

On July 24, 2001, McDonald's Corporation (the "Company") issued a press release announcing the Company's financial results for the second quarter of 2001. The press release is filed as Exhibit 99 hereto and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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     (c)  Exhibits:

          99  Press Release dated July 24, 2001-- McDonald's Reports Global
              Results

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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              McDONALD'S CORPORATION

                              (Registrant)



Date:   July 26, 2001         By:   /s/ Gloria Santona
                                    --------------------
                                    Gloria Santona
                                    Senior Vice President, Corporate
                                    General Counsel and Secretary

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                                 Exhibit Index

Exhibit No.
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99              News Release of McDonald's Corporation issued July 24, 2001:
                McDonald's Reports Global Results

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